THIS STOCK PURCHASE WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS STOCK PURCHASE WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM. THIS STOCK PURCHASE WARRANT AND SUCH SECURITIES MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THIS STOCK PURCHASE WARRANT.

                                                                   April 5, 2004

                       TRIMEDIA ENTERTAINMENT GROUP, INC.
                             STOCK PURCHASE WARRANT

          TriMedia Entertainment Group, Inc., a Delaware corporation (the "Company"), for value received, hereby certifies that Middle Fork Investments, Ltd. or its registered assigns (the "Holder"), is entitled to purchase from the Company, at any time or from time to time during the period specified in Section 2 hereof, Two Thousand Five Hundred (2,500) fully paid and nonassessable shares of common stock, par value $.0001 per share, of the Company (the "Common Stock"), at an exercise price equal to $1.00 per share, subject to adjustment hereunder (the "Exercise Price"), and subject to the other terms herein. As used herein, the term "Warrant Shares" means the shares of Common Stock issuable upon exercise of this Stock Purchase Warrant (the "Warrant").

          This Warrant is subject to the following terms, provisions and conditions:

          1. Manner of Exercise; Issuance of Certificates; Payment for Shares. Subject to the provisions hereof, this Warrant may be exercised by the Holder hereof, in whole or in part, by the surrender of this Warrant, together with a completed exercise agreement in the form attached hereto (the "Exercise Agreement"), to the Company during normal business hours on any business day at the Company's principal executive offices (or such other office of the Company as it may designate by notice to the Holder hereof), and upon payment to the Company in cash, by certified or official bank check or by wire transfer to an account specified by the Company of the Exercise Price for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the Holder hereof or such Holder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been delivered, and payment shall have been made for such shares as set forth above. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the Holder hereof within five business days after this Warrant shall have been so exercised and surrendered to the Company. The certificates so delivered shall be in such denominations as may be reasonably requested by the Holder hereof and shall be registered in the name of such Holder or such other name as such Holder may designate subject to the transfer restrictions herein and upon payment by such holder of any applicable transfer taxes. In the event this Warrant is exercised in part, the Company shall also deliver a new Warrant to the Holder hereof, which Warrant shall be identical to this Warrant, except that the number of Warrant Shares exercisable therefor shall be decreased by the number of Warrant Shares so purchased.

          2. Period of Exercise. This Warrant is exercisable at any time or from time to time on or after April 5, 2004, and before 5:00 p.m., eastern time on the third anniversary of the date thereof (the "Exercise Period").

          3. Certain Agreements of the Company. The Company hereby covenants and agrees as follows:

             (a) Shares to be Fully Paid. All Warrant Shares shall, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid, and nonassessable and free from all taxes, liens, and charges with respect to the issue thereof.

             (b) Reservation of Shares. During the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

             (c) Certain Actions Prohibited. The Company shall not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but shall at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the Holder of this Warrant against impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

             (d) Successors and Assigns. This Warrant shall be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all the Company's assets.

             (e) No Rights as a Stockholder. Prior to the exercise of this Warrant, the Holder hereof, as such, shall not be entitled to any rights of a stockholder of the Company, including, without limitation, the right to vote, to consent, to exercise any preemptive right, to receive any notice of meetings of stockholders for the election of directors of the Company or any other matter or to receive any notice of any proceedings of the Company, except as may be specifically provided for herein.

          4. Transfer, Exchange, and Replacement of Warrant.

             (a) Restriction on Transfer. The Holder of this Warrant (including any replacement Warrant) acknowledges that this Warrant and any Warrant Shares may not be sold, transferred, assigned or otherwise disposed of unless such securities have been registered under the Securities Act and all applicable state securities laws or are being sold, transferred or assigned pursuant to an applicable exemption under the Securities Act and the Holder of this Warrant shall have delivered an opinion of counsel to the Company stating that an exemption from such registration or qualification is available (such opinion and such counsel to be acceptable to the Company), except for (i) the exercise of this Warrant in accordance with its terms, (ii) pledges to bona fide financial institutions to secure the repayment of indebtedness and (iii) in case of natural persons, transfers to immediate family members or a trust or trusts for the benefit of such family members for estate planning purposes. The Holder of this Warrant and each such permitted transferee shall (i) be bound by the transfer restrictions contained herein, and (ii) execute, prior to any transfer, such documents as the Company may reasonably request to evidence and affirm their obligations hereunder. The Warrant Shares shall be issued with a restrictive legend setting forth the above restrictions on transfer.

             (b) Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, shall execute and deliver, in lieu thereof, a new Warrant of like tenor.

             (c) Cancellation; Payment of Expenses. Upon the surrender of this Warrant in connection with any transfer or replacement as provided in this
Section 4, this Warrant shall be promptly canceled by the Company. The Company shall pay all taxes and all other reasonable expenses (other than legal expenses, if any, incurred by the Holder or transferees) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 4.

             (d) Register. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder hereof), a register for this Warrant, in which the Company shall record the name, address and social security number of the person in whose name this Warrant has been issued, as well as the name, address and social security number of each transferee and each prior owner of this Warrant.

          5. Notices. All notices, requests, and other communications required or permitted to be given or delivered hereunder to the Holder of this Warrant shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed, to such Holder at the address shown for such Holder on the books of the Company, or at such other address as such Holder shall have furnished to the Company. All notices, requests and other communications required or permitted to be given or delivered hereunder to the Company shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed, to TriMedia Entertainment Group, Inc., 101 Charles Drive, Bryn Mawr, PA 19010, or to such other address as the Company shall have furnished to the Holder of this Warrant. Any such notice, request or other communication may be sent by facsimile, but shall in such case be subsequently confirmed by a writing personally delivered or sent by certified or registered mail or by recognized overnight mail courier as provided above. All notices, requests and other communications shall be deemed to have been given either at the time of the receipt thereof at the address specified in this Section 5 or, if mailed by registered or certified mail or with a recognized overnight mail courier, upon deposit with the United States Post Office or such overnight mail courier, postage prepaid and properly addressed.

          6. Governing Law. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT REGARD TO ITS OR ANY OTHER JURISDICTION'S CONFLICTS OF LAW.

          7. Miscellaneous.

             (a) Amendments. This Warrant may only be amended by an instrument in writing signed by the Company and the Holder hereof.

             (b) Headings. The headings of the sections and paragraphs of this Warrant are for reference purposes only, and shall not affect the meaning or construction of any of the provisions hereof.



          IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

                                              TriMedia Entertainment Group, Inc.



                                              By:___/s/_________________________
                                                 Christopher Schwartz
                                                 Chairman and CEO

                           FORM OF EXERCISE AGREEMENT

                                                            Dated: ________ ____


To:_____________________________

          The undersigned, pursuant to the provisions set forth in the within Warrant, hereby agrees to purchase ________ shares of common stock covered by such Warrant, and makes payment herewith in full therefor at the price per share provided by such Warrant in cash or by certified or official bank check in the amount of $_________. Please issue a certificate or certificates for such shares of common stock in the name of and pay any cash for any fractional share to:

                                   Name:________________________________________

                                   Signature:___________________________________
                                   Address:_____________________________________
                                   _____________________________________________


                                   NOTE:  The above signature should correspond
                                   ----   exactly with the name on the face of
                                          the within Warrant.

                               FORM OF ASSIGNMENT


          FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights of the undersigned under the within Warrant, with respect to the number of shares of common stock covered thereby set forth below to:


Name of Assignee                         Address                 No. of Shares
----------------                         -------                 -------------




          , and hereby irrevocably constitutes and appoints ____________________ ________________________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.



Dated: _____________________



                                 Name:__________________________________________


                                 Signature:_____________________________________
                                 Title of Signing Officer or Agent (if any):
                                 _______________________________________________

                                 Address:_______________________________________



                                 NOTE:  The above signature should correspond
                                        exactly with the name on the face of the within Warrant.